MERRILL LYNCH LIFE INSURANCE COMPANY OF NEW YORK
ML of New York Variable Life Separate Account
Supplement Dated May 1, 2010
to the Prospectuses For
PRIME PLAN I (Dated April 30, 1991)
PRIME PLAN II (Dated April 30, 1991)
PRIME PLAN III (Dated April 30, 1991)
PRIME PLAN IV (Dated April 30, 1991)
PRIME PLAN V (Dated January 2, 1991)
PRIME PLAN VI (Dated April 30, 1991)
PRIME PLAN 7 (Dated April 30, 1991)
PRIME PLAN INVESTOR (Dated April 30, 1991)
DIRECTED LIFE (Dated April 30, 1991)
DIRECTED LIFE 2 (Dated April 30, 1991)

Please note the following changes:

Name Change:
Subject to regulatory approval, on or about July 1, 2010 ML Life Insurance Company of New York will change its name to: Transamerica Advisors Life Insurance Company of New York.  Upon approval of the name change, all references in your respective prospectus(es) to Merrill Lynch Life Insurance Company should be changed to:

Transamerica Advisors Life Insurance Company of New York

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Home Office Address Change:
The Home Office address for ML Life Insurance Company of New York has changed to:

440 Mamaroneck Avenue
Harrison, NY 10528
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Investment Divisions:
Please note the following changes to the underlying portfolios for your product:

MLIG Variable Insurance Trust:

•	Roszel/Delaware Trend Portfolio was liquidated; and
•	Roszel/Allianz CCM Capital Appreciation Portfolio was liquidated.

AIM Variable Insurance Funds:

•	As a result of a merger, the name of the Fund now appears as Aim Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AIM V.I. Capital Appreciation Fund was renamed Invesco V.I. Capital Appreciation Fund
•	AIM V.I. Core Equity Fund was renamed Invesco V.I. Core Equity Fund

BlackRock Series Fund, Inc.:

•	BlackRock Fundamental Growth Portfolio was renamed BlackRock Capital Appreciation Portfolio

BlackRock Variable Series Funds, Inc.:

•	BlackRock Global Growth V.I. Fund was renamed BlackRock Global Opportunities V.I. Fund